Exhibit 10.2

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
(Extension of Deadline for Requested Landlord UE Funds)

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is effective as of July 19, 2021 (the “Amendment Effective Date”), by and among each of the signatories hereto identified as “Landlord” (individually and collectively, “Landlord”), and each of the signatories hereto identified as “Tenant” (individually and collectively, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of July 26, 2020, as amended by that certain Amendment No. 1 to Amended and Restated Master Lease and Security Agreement (McMinnville Lease Combination) effective as of April 15, 2021 (as amended, the “Master Lease”); and
B.Landlord and Tenant wish to amend the Master Lease to extend the deadline for Tenant to request Requested Landlord UE Funds with respect to certain of the Approved Projects.
    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.
2.Amendment to Lease. With respect to any one or more of the Approved Projects listed on Exhibit A to this Amendment (each, an “Extended Approved Project”), if Tenant delivers a written statement executed by an authorized representative certifying that such Extended Approved Project(s) has/have been Commenced (as defined below) on or prior to December 31, 2021, then the deadline for Tenant to request disbursement of Requested Landlord UE Funds for such Extended Approved Project shall be March 31, 2022 (rather than September 30, 2021 as provided in clause (x) of Section 6.3.5.2 of the Master Lease). For purposes hereof, “Commenced” means that Tenant has incurred costs under one or more executed contracts with third parties with respect to such Extended Approved Project.

3.Miscellaneous.
3.1.    Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, together with the “Transaction Documents” as defined in the Master Transaction Letter, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this

Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.
3.2.    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.
3.3.    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.
3.4.    Counterparts. This Amendment may be executed and delivered (including by facsimile, Portable Document Format (pdf) transmission, or Docusign) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:
BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

ACKNOWLEDGEMENT

STATE OF Tennessee        )
                    ) :ss.:
COUNTY OF     Williamson        )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by H. Todd Kaestner, its Executive Vice President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 24th day of June, 2021.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name: Linda B. DeVault
                        My commission expires: 10-23-23
                        Acting in the County of: Williamson

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership
By:     BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership
By:    BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership
By:    BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE 14 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

SUMMERVILLE 15 LLC, a Delaware limited liability company
By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

SUMMERVILLE 16 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

SUMMERVILLE 17 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ACKNOWLEDGEMENT

STATE OF Tennessee        )
                    ) :ss.:
COUNTY OF Williamson        )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by H. Todd Kaestner, its Executive Vice President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 24th day of June, 2021.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name: Linda B. DeVault
                        My commission expires: 10-23-23
                        Acting in the County of: Williamson

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ALS LEASING, INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
ACKNOWLEDGEMENT

STATE OF Tennessee        )
                    ) :ss.:
COUNTY OF Williamson        )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by H. Todd Kaestner, its Executive Vice President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 24th day of June, 2021.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name: Linda B. DeVault
                        My commission expires: 10-23-23
                        Acting in the County of: Williamson

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Executive Vice President, Senior Housing

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois         )
                    ) :ss.:
COUNTY OF Cook     )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 15th day of July, 2021.

(SEAL)                    /s/ Theresa M. Kwasinski
                        Notary Public

                        Print Name: Theresa M. Kwasinski
                        My commission expires: 08/05/22
                        Acting in the County of: Cook
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF     Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared J. Justin Hutchens, Authorized Signatory, PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 15th day of July, 2021.

(SEAL)                    /s/ Theresa M. Kwasinski
                        Notary Public

                        Print Name: Theresa M. Kwasinski
                        My commission expires: 08/05/22
                        Acting in the County of: Cook

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois limited partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF     Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company (“Company”), by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 15th day of July, 2021.

(SEAL)                    /s/ Theresa M. Kwasinski
                        Notary Public

                        Print Name: Theresa M. Kwasinski
                        My commission expires: 08-05-22
                        Acting in the County of: Cook

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
MLD PROPERTIES, INC., a Delaware corporation By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 15th day of July, 2021.

(SEAL)                    /s/ Theresa M. Kwasinski
                        Notary Public

                        Print Name: Theresa M. Kwasinski
                        My commission expires: 08/05/22
                        Acting in the County of: Cook

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
ACKNOWLEDGEMENT

STATE OF Illinois            )
                    ) :ss.:
COUNTY OF Cook            )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 15th day of July, 2021.

(SEAL)                    /s/ Theresa M. Kwasinski
                        Notary Public

                        Print Name: Theresa M. Kwasinski
                        My commission expires: 08/05/22
                        Acting in the County of: Cook

Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ J. Justin Hutchens Name: J. Justin Hutchens Title: Authorized Signatory
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement

CONSENT AND REAFFIRMATION OF GUARANTOR
THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 2 to Amended and Restated Master Lease and Security Agreement effective as of July 19, 2021 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Amended and Restated Guaranty dated as of July 26, 2020 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the BKD/VTR Documents (as defined in the Guaranty).
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.
2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Master Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.
3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:     /s/ H. Todd Kaestner
    Name:    H. Todd Kaestner
    Title:    Executive Vice President
Signature Page-Amendment No. 2 to Amended and Restated Master Lease and Security Agreement